Exhibit 10.2.1

FIRST AMENDMENT TO CORPORATE SERVICES AGREEMENT
BETWEEN THE TAUBMAN CENTERS, INC.
AND THE TAUBMAN COMPANY LIMITED PARTNERSHIP

THIS FIRST AMENDMENT TO CORPORATE SERVICES AGREEMENT (this “Amendment”), made and entered into as of the 30th day of September, 1998, by and between TAUBMAN CENTERS, INC., a Michigan corporation, having an address at 200 East Long Lake Road, Bloomfield Hills, Michigan 48304 (“Company”), and THE TAUBMAN COMPANY LIMITED PARTNERSHIP, a Delaware limited partnership, having an address at 200 East Long Lake Road, Bloomfield Hills, Michigan 48304 (“Manager”) is based upon the following:
RECITALS:
A.    Company and Manager entered into that certain Corporate Services Agreement (the “Agreement”) dated as of November 30, 1992.
B.    Company and Manager now wish to amend the Agreement to provide for provisions relating to the term of the Agreement and for certain other purposes.
NOW THEREFORE, the parties hereto agree that the Agreement is hereby amended as follows:
1.    The definition of “Master Services Agreement” is hereby amended to add the following at the end thereof:
“, as the same may be amended, restated, or supplemented from time to time.”
2.    Section 6.1 of the Agreement is hereby amended to add the following at the end thereof:
“Such mutual consent shall be deemed given absent written notice to the contrary from one party to the other party given not less than one (11 year prior to the end of the then-current term. Notwithstanding anything in this Section 6.1 to the contrary, Company shall have the right to terminate this Agreement at any time by written notice to Manager, such termination to be effective thirty (30) Days after the date of receipt of such notice.”
3.    Inasmuch as the Partnership Committee of The Taubman Realty Group Limited Partnership has been eliminated, references in the Agreement to “Partnership Committee” are hereby deleted.

4.    Except as expressly set forth herein, the terms of the Agreement continue unmodified and are hereby ratified and confirmed.
IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

TAUBMAN CENTERS, INC.,
a Michigan corporation

By:    /s/ Lisa A. Payne
Lisa A. Payne

Its:    Executive Vice President and
Chief Financial Officer
THE TAUBMAN COMPANY LIMITED PARTNERSHIP, a Delaware limited Partnership

By:    /s/ Robert S. Taubman
Robert S. Taubman

Its:    Authorized Signatory